EXHIBIT (10)(d)

                   THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

         THIS THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 23rd day of May, 1997, by and among CHARLES A. HAYES, MAURICE FISHMAN, GEORGE GREENBERG (Messrs. Hayes, Fishman and Greenberg being collectively hereinafter referred to as the "Stockholders"), and GUILFORD MILLS, INC., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, the Stockholders and the Company entered into a Stockholders' Agreement, dated June 22, 1990, as amended, pursuant to which the Company has a right of first refusal in the event any Stockholder transfers (other than by gift) his shares of Company common stock (the "1990 Stockholders' Agreement"); and

         WHEREAS, the Stockholders and the Company believe that it is desirable to amend the 1990 Stockholders' Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         l. Section 1(d) of the 1990 Stockholders' Agreement is hereby deleted in its entirety and the following section is inserted in its place:

            (d) upon June 22, 1999.

         2. Except as otherwise expressly set forth above, the 1990 Stockholders' Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.


GUILFORD MILLS, INC.                        STOCKHOLDERS:

By:  /s/ Terrence E. Geremski               /s/ Charles A. Hayes
     Terrence E. Geremski                   Charles A. Hayes
     Senior Vice President and
     Chief Financial Officer                /s/ Maurice Fishman
                                            Maurice Fishman

                                            /s/ George Greenberg
                                            George Greenberg